Exhibit 4.1

COMMON A MARYLAND REAL ESTATE INVESTMENT TRUST SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS, CERTAIN DEFINITIONS AND OTHER INFORMATION CUSIP 81618T 10 0 THIS CERTIFIES THAT is the registered holder of FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST IN SELECT INCOME REIT a Maryland real estate investment trust (the “Trust”), transferable on the books of the Trust by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws of the Trust and any amendments thereto. The holder of this Certificate and every transferee or assignee hereof by accepting or holding the same agrees to be bound by all of the provisions of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws of the Trust, as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Trust has caused this Certificate to be executed on its behalf by its duly authorized officers. Dated: PRESIDENT AND CHIEF OPERATING OFFICER TREASURER AND CHIEF FINANCIAL OFFICER COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE U SIR AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS THE DECLARATION OF TRUST PROVIDES THAT THE NAME “SELECT INCOME REIT” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND NO TRUSTEE, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, IN CONNECTION WITH THIS INSTRUMENT. ALL PERSONS DEALING WITH THE TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR PAYMENT OF ANY SUM OR PERFORMANCE OF ANY OBLIGATION. COMMON SHARES $0.01 PAR VALUE PER SHARE COMMON SHARES $0.01 PAR VALUE PER SHARE THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

SELECT INCOME REIT IMPORTANT NOTICE SELECT INCOME REIT IS A MARYLAND REAL ESTATE INVESTMENT TRUST (THE “COMPANY”). THE SHARES COVERED BY THIS CERTIFICATE ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, AS AMENDED FROM TIME TO TIME (THE “DECLARATION OF TRUST”) AND THE AMENDED AND RESTATED BYLAWS ADOPTED BY THE COMPANY, AS AMENDED FROM TIME TO TIME (THE “BYLAWS”). THE HOLDER OF THE SHARES COVERED BY THIS CERTIFICATE AND EVERY TRANSFEREE OR ASSIGNEE THEREOF BY ACCEPTING OR HOLDING THE SAME AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST AND BYLAWS. PURSUANT AND SUBJECT TO THE TERMS OF THE DECLARATION OF TRUST, THE COMPANY HAS THE AUTHORITY TO CREATE ONE OR MORE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES. THE COMPANY WILL FURNISH A FULL STATEMENT OF (i) THE AUTHORITY OF THE COMPANY TO CREATE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES, (ii) THE TERMS OF ANY EXISTING CLASS OR SERIES OF SHARES, AND (iii) SUCH OTHER INFORMATION AS IS REQUIRED BY APPLICABLE LAW, WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE COMPANY. THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER WHICH ARE OR MAY HEREAFTER BE CONTAINED IN THE DECLARATION OF TRUST OR IN THE BYLAWS, INCLUDING PROVISIONS OF THE DECLARATION OF TRUST WHICH PROHIBIT THE OWNERSHIP OF MORE THAN 9.8% OF ANY CLASS OR SERIES OF THE COMPANY’S SHARES OF BENEFICIAL INTEREST BY ANY PERSON OR GROUP. THIS DESCRIPTION OF THE RESTRICTIONS UPON OWNERSHIP OR TRANSFER OF THE COMPANY’S SECURITIES IS NOT COMPLETE. A MORE COMPLETE DESCRIPTION OF THESE RESTRICTIONS AND OF VARIOUS RIGHTS AND OBLIGATIONS OF SHAREHOLDERS APPEARS IN THE DECLARATION OF TRUST OR BYLAWS, AS APPLICABLE, AND IN CERTAIN OTHER AGREEMENTS WHICH MAY FROM TIME TO TIME BE ENTERED INTO BY THE COMPANY AFFECTING THE RIGHTS AND OBLIGATIONS OF SHAREHOLDERS. COPIES OF THE DECLARATION OF TRUST, BYLAWS AND AGREEMENTS AFFECTING THE RIGHTS AND OBLIGATIONS OF SHAREHOLDERS AS IN EFFECT FROM TIME TO TIME WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE COMPANY. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT – Custodian (Minor) (Cust) TEN ENT – as tenants by the entireties Under Uniform Gifts to Minors JT TEN – as joint tenants with the right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign, and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE